Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On October 6, 2020, NN, Inc. (the “Company”) completed the sale of its life sciences business (the “Life Sciences Business”) to ASP Navigate Acquisition Corp. for total cash consideration of approximately $757.2 million. An additional earnout payment of up to $70 million may be payable to the Company during the year ending December 31, 2023, if certain performance measures are achieved by the Life Sciences Business through December 31, 2022.

The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations are derived from, and should be read in conjunction with, the historical financial statements and notes thereto of the Company, as presented in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on March 16, 2020, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on August 7, 2020.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the sale of the Company’s Life Sciences Business (the “Transaction”) as if the Transaction had occurred on June 30, 2020, for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2017, for the unaudited pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the required use of proceeds to prepay a portion of the Company’s credit facilities with all of the net proceeds from the Transaction as if the prepayment of credit facilities had occurred on June 30, 2020, for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2017, for the unaudited pro forma condensed consolidated statements of operations.

The unaudited pro forma condensed consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K.

The unaudited pro forma condensed financial statements do not purport to represent and are not necessarily indicative of what the Company’s actual financial position and results of operations would have been had the transaction occurred on the dates indicated. In addition, these unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of the Company’s future financial performance.

The unaudited pro forma condensed consolidated financial information includes information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally may be identified by the use of words such as “may,” “should,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions. Statements that describe objectives, plans, or goals also are forward-looking statements. These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements due to, among other, the risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. For any forward-looking statements contained herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company undertakes no obligation to update publicly or revise any forward-looking statements in light of the new information or future events, except as required by law.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2020

(in thousands)	Consolidated Historical NN, Inc.	Life Sciences Business	Pro Forma Adjustments	Notes		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$82,695	$(12,158)	$14,289	(h	)	$84,826
Accounts receivable, net	105,661	(37,370)	—			68,291
Inventories	121,031	(51,950)	—			69,081
Income tax receivable	17,458	—	—			17,458
Other current assets	15,477	(4,087)	—			11,390

Total current assets	342,322	(105,565)	14,289			251,046
Property, plant and equipment, net	344,073	(116,050)	—			228,023
Operating lease right-of-use assets	77,121	(24,825)	—			52,296
Goodwill	196,467	(196,467)	—			—
Intangible assets, net	306,577	(196,338)	—			110,239
Investment in joint venture	22,104	—	—			22,104
Other non-current assets	7,350	(290)	—			7,060

Total assets	$1,296,014	$(639,535)	$14,289			$670,768

Liabilities, Preferred Stock, and Stockholders’ Equity
Current liabilities:
Accounts payable	$43,751	$(12,010)	$—			$31,741
Accrued salaries, wages and benefits	33,335	(15,925)	—			17,410
Income tax payable	867	(267)	—			600
Current maturities of long-term debt	20,567	(219)	—			20,348
Current portion of operating lease liabilities	7,068	(2,618)	—			4,450
Other current liabilities	32,266	(5,961)	—			26,305

Total current liabilities	137,854	(37,000)	—			100,854
Deferred tax liabilities	73,691	—	(56,821)	(b	)	16,870
Long-term debt, net of current portion	816,956	(884)	(687,493)	(a	)	128,579
Operating lease liabilities, net of current portion	79,712	(22,912)	—			56,800
Other non-current liabilities	31,195	(4,983)	—			26,212

Total liabilities	1,139,408	(65,779)	(744,314)			329,315
Series B convertible preferred stock - $0.01 par value per share, 100 shares authorized, 100 and 0 shares issued and outstanding	98,707	—	—			98,707
Total stockholders’ equity	57,899	(573,756)	758,603	(d	)	242,746

Total liabilities, preferred stock, and stockholders’ equity	$1,296,014	$(639,535)	$14,289			$670,768

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2020

(in thousands, except per share data)	Consolidated Historical NN, Inc.	Life Sciences Business	Pro Forma Adjustments	Notes		Pro Forma
Net sales	$350,165	(156,447)	—			$193,718
Cost of sales (exclusive of depreciation and amortization shown separately below)	267,630	(109,121)	—			158,509
Selling, general and administrative expense	45,815	(14,024)	(1,358)	(c	)	30,433
Depreciation and amortization	46,385	(23,701)	—			22,684
Goodwill impairment	239,699	(146,757)	—			92,942
Other operating expense, net	4,174	3	—			4,177

Income (loss) from operations	(253,538)	137,153	1,358			(115,027)
Interest expense	35,773	345	(25,192)	(e	)	10,926
Other expense, net	239	259	—			498

Income (loss) before benefit for income taxes	(289,550)	136,549	26,550			(126,451)
Benefit (provision) for income taxes	18,955	6,363	(5,575)	(f	)	19,743
Share of net income from joint venture	656	—	—			656

Loss from continuing operations	$(269,939)	$142,912	$20,974			$(106,053)

Basic net loss per common share:
Loss from continuing operations per common share	$(6.55)					$(2.66)
Weighted average shares outstanding	42,154					42,154
Diluted net loss per common share:
Loss from continuing operations per common share	$(6.55)					$(2.66)
Weighted average shares outstanding	42,154					42,154

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2019

(in thousands, except per share data)	Consolidated Historical NN, Inc.	Life Sciences Business	Pro Forma Adjustments	Notes		Pro Forma
Net sales	$847,451	(359,732)	—			$487,719
Cost of sales (exclusive of depreciation and amortization shown separately below)	641,639	(250,952)	—			390,687
Selling, general and administrative expense	103,223	(33,066)	—			70,157
Depreciation and amortization	91,846	(46,860)	—			44,986
Restructuring and integration expense, net	(12)	—	—			(12)
Other operating expense (income), net	866	(20)	—			846

Income (loss) from operations	9,889	(28,834)	—			(18,945)
Interest expense	57,155	(280)	(46,935)	(e	)	9,940
Loss on extinguishment of debt and write-off of debt issuance costs	3,293	—	(2,741)	(g	)	552
Other expense (income), net	1,140	61	—			1,201

Loss before benefit for income taxes	(51,699)	(28,615)	49,676			(30,638)
Benefit (provision) for income taxes	3,277	7,955	(10,432)	(f	)	800
Share of net income from joint venture	1,681	—	—			1,681

Loss from continuing operations	$(46,741)	$(20,660)	$39,244			$(28,157)

Basic net loss per common share:
Loss from continuing operations per common share	$(1.13)					$(0.69)
Weighted average shares outstanding	42,030					42,030
Diluted net loss per common share:
Loss from continuing operations per common share	$(1.13)					$(0.69)
Weighted average shares outstanding	42,030					42,030

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(in thousands, except per share data)	Consolidated Historical NN, Inc.	Life Sciences Business	Pro Forma Adjustments	Notes	Pro Forma
Net sales	$770,657	(248,173)	—		$522,484
Cost of sales (exclusive of depreciation and amortization shown separately below)	589,181	(177,497)	—		411,684
Selling, general and administrative expense	93,583	(24,773)	—		68,810
Acquisition related costs excluded from selling, general and administrative expense	5,871	5,763	—		11,634
Depreciation and amortization	71,128	(28,080)	—		43,048
Goodwill impairment	182,542	—	—		182,542
Restructuring and integration expense, net	2,127	(1,234)	—		893
Other operating expense, net	6,089	737	—		6,826

Loss from operations	(179,864)	(23,089)	—		(202,953)
Interest expense	61,243	(179)	(52,671)	(e)	8,393
Loss on extinguishment of debt and write-off of debt issuance costs	19,562	—	(19,562)	(g)	—
Other expense (income), net	1,341	56	—		1,397

Loss before benefit for income taxes	(262,010)	(22,966)	72,233		(212,743)
Benefit (provision) for income taxes	13,413	5,489	(15,169)	(f)	3,733
Share of net loss from joint venture	(14,390)	—	—		(14,390)

Loss from continuing operations	$(262,987)	$(17,477)	$57,064		$(223,400)

Basic net loss per common share:
Loss from continuing operations per common share	$(8.30)				$(7.05)
Weighted average shares outstanding	31,678				31,678
Diluted net loss per common share:
Loss from continuing operations per common share	$(8.30)				$(7.05)
Weighted average shares outstanding	31,678				31,678

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

(in thousands, except per share data)	Consolidated Historical NN, Inc.	Life Sciences Business	Pro Forma Adjustments	Notes		Pro Forma
Net sales	$619,793	(98,329)	—			$521,464
Cost of sales (exclusive of depreciation and amortization shown separately below)	460,414	(64,949)	—			395,465
Selling, general and administrative expense	74,112	(8,504)	—			65,608
Acquisition related costs excluded from selling, general and administrative	344	—	—			344
Depreciation and amortization	52,406	(12,091)	—			40,315
Restructuring and integration expense, net	386	—	—			386
Other operating expense, net	351	—	—			351

Income (loss) from operations	31,780	(12,785)	—			18,995
Interest expense	52,085	52	(24,737)	(e	)	27,400
Loss on extinguishment of debt and write-off of debt issuance costs	42,087	—	(36,460)	(g	)	5,627
Derivative gain on change in interest rate swap fair value	(101)	—	—			(101)
Other expense (income), net	(2,084)	—	—			(2,084)

Loss before benefit for income taxes	(60,207)	(12,837)	61,197			(11,847)
Benefit (provision) for income taxes	79,545	(8,013)	(21,419)	(f	)	50,113
Share of net income from joint venture	5,211	—	—			5,211

Income from continuing operations	$24,549	$(20,850)	$39,778			$43,477

Basic net income per common share:
Income from continuing operations per common share	$0.89					$1.58
Weighted average shares outstanding	27,433					27,433
Diluted net income per share:
Income from continuing operations per common share	$0.89					$1.58
Weighted average shares outstanding	27,755					27,755

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(In thousands, except per share information)

Note 1. Basis of Presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Transaction, (2) factually supportable and (3) with respect to the pro forma condensed consolidated statements of operations, expected to have a continuing impact on the Company.

The pro forma condensed consolidated financial statements do not necessarily reflect what the consolidated Company’s financial condition or results of operations would have been had the Transaction occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The condensed consolidated pro forma financial information does not reflect the realization of any expected cost savings from the sale of the Life Sciences Business.

Note 2. Disposition of Life Sciences Business

The estimated net proceeds and gain on the sale of the Life Sciences Business, based on the historical book balances of the Life Sciences Business as of June 30, 2020, are as follows:

Proceeds from sale (1)	$757,225
Net assets sold as of June 30, 2020	(573,756)
Currency translation adjustment in accumulated other comprehensive income as of June 30, 2020	(8,615)
Transaction costs (2)	(17,344)

Estimated gain on sale (3)	$157,510

(1)	Only cash proceeds are considered in the estimated gain calculation. The potential earnout payment of up to $70 million will be recognized if the payment becomes probable.
(2)

Transaction costs include accounting, tax, valuation, consulting, legal and investment banking fees related to the sale of the Life Sciences Business, including approximately $1.4 million of Transaction costs expensed prior to June 30, 2020.

(3)	Using facts and circumstances available as of the date of this Current Report on Form 8-K, the Company expects no taxable gain on sale.

Note 3. Pro Forma Adjustments

The following are descriptions of the pro forma adjustments related to the Transaction:

(a)

Reflects the allocation of net proceeds from the Transaction to prepay term loans under the Company’s credit facility. Collectively, the Company’s credit facility includes a senior secured term loan with an outstanding principal balance of $523.4 million as of June 30, 2020, an incremental term loan with an outstanding principal balance of $251.3 million as of June 30, 2020, and a senior secured revolver with an outstanding principal balance of $62.5 million as of June 30, 2020. The Company’s credit agreement, as amended on August 22, 2020, requires all net proceeds (as defined by the credit agreement) from the Transaction to be applied as a prepayment of the senior secured term loan and the incremental term loan. The pro forma adjustment to debt includes the following amounts:

As of June 30, 2020
Net proceeds used to pay down credit facilities	$(700,000)
Accelerated amortization of debt issuance costs	12,507

Pro forma adjustment to debt	$(687,493)

(b)	Represents the net deferred income tax liability related to the Life Sciences Business.

(c)	Reflects the removal of Transaction costs that were incurred prior to June 30, 2020, because they will not have a continuing impact on the Company.

(d)

The unaudited pro forma condensed consolidated statements of operations exclude the estimated gain resulting from the sale of the Life Sciences Business. This estimated gain will not have a continuing impact on the Company and is therefore reflected as a pro forma adjustment to stockholders’ equity in the unaudited pro forma condensed consolidated balance sheet. The pro forma adjustment to stockholders’ equity includes the following amounts:

As of June 30, 2020
Pro forma adjustment to debt	$687,493
Estimated cash on Life Sciences closing balance sheet	14,289
Deferred income taxes	56,821

Pro forma adjustment to stockholders’ equity	$758,603

(e)

Reflects the change in estimated interest expense and amortization of debt issuance costs incurred from the Company’s credit facility as a result of the requirement for the Company to use all net proceeds from the Transaction to prepay approximately $700.0 million on its term loans. The pro forma adjustment to interest expense is presented as if the Transaction and prepayment of debt had occurred on January 1, 2017. Amortization of debt issuance costs for the year ended December 31, 2017, includes $19.1 million of accelerated amortization on the assumed prepayment date of January 1, 2017. The pro forma adjustment to interest expense includes the following:

	Six Months Ended June 30, 2020	Year Ended December 31,
		2019	2018	2017
Interest on debt	$(22,745)	$(43,550)	$(49,049)	$(40,700)
Amortization of debt issuance costs	(2,447)	(3,385)	(3,622)	15,963

Pro forma adjustment to interest expense	$(25,192)	$(46,935)	$(52,671)	$(24,737)

(f)

Represents the estimated income tax effect, using a federal statutory rate of 21% for 2020, 2019, and 2018, and 35% for 2017, related to the change in write-off of unamortized debt issuance costs and changes in interest expense. The effective tax rate of the Company after the Transaction may differ from what is presented in the unaudited pro forma condensed consolidated financial statements as a result of different tax jurisdictions.

(g)

Represents the loss on extinguishment of debt and write-off of unamortized debt issuance costs related to debt modifications as if the proceeds of the Transaction had been used for the required prepayment of the Company’s term loans as of January 1, 2017.

(h)	Represents estimated cash on closing balance sheet that was factored into the calculation of proceeds from sale.